                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT




                        Pursuant to Section 13 or 15(d)
                  of the Securities and Exchange Act of 1934


               Date of report (date of earliest event reported):

                               November 11, 1994


                            LINCORP HOLDINGS, INC.
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            (Exact name of Registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



            1-8249                                23-2161279
       -------------------                     -------------------------
       (Commission File No.)                     (I.R.S. Employer
                                               Identification No.)


                   250 Park Avenue, New York, New York 10017
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          (Address of Principal Executive Offices)    (Zip Code)



              Registrant's telephone number, including area code:


                                (212) 599-0465
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                   99 Park Avenue, New York, New York  10016
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         (Former Name or Former Address, if Changed Since Last Report)

                               Page 1 of 5 pages
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Item 4.     Changes in Registrant's Certifying Accountant.

(a)(1)      Previous Independent Accounts.

         (i) On November 11, 1994, Price Waterhouse, LLP declined to stand for re-election as the independent accountants for Lincorp Holdings, Inc.

        (ii) The reports of Price Waterhouse, LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle. The reports of Price Waterhouse, LLP on the financial statements for the past two fiscal years were qualified as to going concern uncertainty.

       (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

        (iv) In connection with its audits for the two most recent fiscal years and through November 11, 1994, there have been no disagreements with Price Waterhouse, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent fiscal years and through November 11, 1994, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

        (vi) The Registrant has requested that Price Waterhouse, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 14, 1994, is filed as Exhibit A to this Form 8-K.


(a)(2)      New Independent Accountants.

     On November 11, 1994, KPMG Peat Marwick was engaged as the independent accountants for Lincorp Holdings, Inc.


                               Page 2 of 5 pages
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 15, 1994

                              LINCORP HOLDINGS, INC.
                                    (Registrant)



                              By:     /s/ Ronald W. Cantwell
                                      ------------------------
                              Name:   Ronald W. Cantwell
                              Title:  Executive Vice President


                               Page 3 of 5 pages
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                                   EXHIBIT A






















                               Page 4 of 5 pages
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            [THE LETTERHEAD OF PRICE WATERHOUSE L.L.P APPEARS HERE]





November 14, 1994

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C. 20549


Dear Sirs


                            Lincorp Holdings, Inc.
                            ----------------------


We have read Item 4 of Lincorp Holdings Inc.'s Form 8-K dated November 14, 1994 and are in agreement with the statements contained in paragraph 4(a) therein.

Yours very truly




/s/ Price Waterhouse L.L.P










                               Page 5 of 5 pages